Exhibit j under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K


               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our reports dated July 17, 2001, in the Post-Effective Amendment Number 28 to the Registration Statement (Form N-1A No. 33-98237) of the Federated Intermediate Securities Trust.

                                          ERNST & YOUNG LLP

Boston, Massachusetts
July 24, 2001